Exhibit 99.2

PNC                                           MERCANTILE BANKSHARES CORPORATION

                     The PNC Financial Services Group, Inc.

        Announces Agreement to Acquire Mercantile Bankshares Corporation

                                October 9, 2006

Forward-Looking Information

This presentation contains forward-looking statements regarding our outlook or expectations with respect to the planned acquisition of Mercantile, the expected costs to be incurred in connection with the acquisition, Mercantile's future performance and consequences of its integration into PNC, and the impact of the transaction on PNC's future performance.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation speak only as of the date of the presentation, and each of PNC and
Mercantile assumes no duty, and does not undertake, to update them. Actual results or future events could differ, possibly materially, from those that we anticipated in these forward-looking statements.

These forward-looking statements are subject to the principal risks and uncertainties applicable to the respective businesses of PNC and Mercantile generally that are disclosed in the 2005 Form 10-K and in current year Form
10-Qs and Form 8-Ks of PNC and Mercantile (accessible on the SEC's website at
www.sec.gov and on PNC's website at www.pnc.com and on Mercantile's website at
www.mercantile.com, respectively). In addition, our forward-looking statements in this presentation are subject to the following risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired business into PNC after closing:

>    Completion of the transaction is dependent on, among other things, receipt of regulatory and shareholder approvals, the timing of which cannot be predicted with precision at this point and which may not be received at all. The impact of the completion of the transaction on PNC's financial statements will be affected by the timing of the transaction.

>    The transaction may be substantially more expensive to complete (including the integration of Mercantile's businesses) and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.

>    The integration of Mercantile's business and operations into PNC, which will include conversion of Mercantile's different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to Mercantile's or PNC's existing businesses.

>    The anticipated benefits to PNC are dependent in part on Mercantile's business performance in the future, and there can be no assurance as to actual future results, which could be impacted by various factors, including the risks and uncertainties generally related to PNC's and
     Mercantile's performance or due to factors related to the acquisition of
     Mercantile and the process of integrating it into PNC.

Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts'
opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or Mercantile's actual or anticipated results.

                                       2                                PNC

Combination of PNC and Mercantile Will Create a Mid-Atlantic Powerhouse

>    Mercantile is a premier franchise that fits well into PNC's footprint

>    PNC is accelerating its expansion into one of the nation's most affluent and attractive regions

>    Meaningful opportunities for value creation by leveraging PNC and
     Mercantile's strengths

             Transaction consistent with PNC's strategic objectives

                                       3                                PNC

Mercantile is a Premier Franchise in the Mid-Atlantic Region

One-of-a-Kind Opportunity

>    Leading commercial banking and wealth     Financial Highlights
     management businesses
                                                                                As of or for the
>    Complements PNC's footprint with 240                                       Six Months Ended
     branches primarily in Maryland                                              June 30, 2006
                                                                                 -------------
>    High financial performance with solid
     growth trends                             Total assets                       $17 billion
                                               Loans                              $12 billion
>    Strong credit profile                     Deposits                           $12 billion
                                               Net income                        $144 million
                                               Net interest margin                    4.34%
                                               Efficiency ratio (1)                   48%
                                               Tangible common equity ratio           9.85%
                                               Nonperforming loans to loans           0.24%

                                               (1)  Mercantile's efficiency ratio equals noninterest
                                                    income divided by sum of net interest income FTE
                                                    and noninterest income

                                       4                                PNC

Combination Will Create Mid-Atlantic Powerhouse

69% of PNC Proforma Branches Located in the Mid-Atlantic Region

Combined Proforma Market Share (1)
----------------------------------

Maryland
Branches 198 Deposit market share 2(nd)

Virginia
Branches 57 Deposit market share 6(th)

Delaware
Branches 48 Deposit market share 2(nd)

Washington, DC
Branches 32 Deposit market share 4(th)

(1)Deposit market share data as of 6/30/05

                                       5                                PNC

Fast Growing and Affluent Region

PNC - 78 county footprint
Mercantile - 38 county footprint
Source: SNL DataSource

                                       6                                PNC

PNC's Proven Model to Increase and Deepen Checking Relationships

PNC Retail Banking Checking Customer Base


millions
2.0
1.5
1.0
0.5
0.0
2003
2004
2005
6/30/06
December 31
Small Business
Consumer

...Provides Opportunities to Leverage Increased Ownership in Payments Business

	1H06	Growth[1]
Small Business		
Small Business debit card revenue ($ millions)	$5.8	+27%
Small Business online banking users	45%	+21%[2]
Consumer		
Consumer debit card revenue ($ millions)	$48.9	+21%
Consumer online banking users	51%	+13%[2]
Consumer online bill-pay users	17%	+83%[2]

(1) Growth is for 1H06 vs. 1H05

(2) Reflects growth in users

7

PNC

Success in Greater Washington, DC Market Highlights Scalability of Model

Demonstrating Ease of PNC

- Client retention exceeded plan
- Leveraging successful technology platform
- Extended hours
- Free ATMs
- Established Business Banking team

Improved Monthly Same Store Sales Production for PNCs Greater Washington Market

	Increase June '06 vs June '05
Consumer	
Checking relationships	+19%
Average deposits	+15%
Average home equity loans	+15%
Small Business	
Checking relationships	+29%
Average deposits	+22%
Average loans	+207%

8

PNC

A Comprehensive Integration Plan Begins Today

Developing plans to:

>    Leverage experienced integration teams for each company

>    Minimize customer disruption by preserving customer-contact business units and limited branch consolidations

>    Roll-out intensive communication plans to customers and employees

>    Leverage PNC's world-class technology platform

                                       9                                PNC

Combination Will Result in Significant Revenue Growth Opportunities

>    Significant opportunity to leverage PNC's small business capabilities across Mercantile's banking footprint

>    Application of PNC Treasury Management, Capital Markets and other corporate services to Mercantile's corporate customers

>    Enhance Mercantile's retail consumer offerings to drive additional growth such as home equity, credit card lending and retail payment systems

>    Mercantile's Wealth Management business will benefit from having additional scale and product capability

                                       10                               PNC

Transaction Summary

Transaction total value  $6 billion (1)
Implied consideration    $47.24 per Mercantile share (1)
Consideration            $2.1 billion in cash and 52.5 million shares
                         of PNC common stock
Board composition        Two additional directors from Mercantile
Due diligence            Completed
Required approvals       Mercantile shareholders and customary
                         regulatory approvals
Termination fee          $225 million
Anticipated closing      First quarter 2007

(1)  Based on PNC closing price of $73.60 on October 6, 2006 and includes cash out of options. Implied consideration of $47.24 per Mercantile share reflects a fixed exchange ratio of.4184 shares of PNC common stock and
     $16.45 in cash for each Mercantile share.

                                       11                               PNC

Transaction is Good for Mercantile Constituents

>    Shareholders

     -    Compelling transaction

>    Customers

     -    PNC does business like Mercantile; similar philosophy and focus
     -    Increase breadth and depth of consumer and commercial product offerings
     -    Robust technology leading to even better service

>    Employees

     -    Augments individual career opportunities within a large, diverse and growing organization

>    Communities

     -    Like Mercantile, PNC is very community oriented
     -    $25 million commitment to a charitable foundation in Baltimore

                                       12                               PNC

Pricing Consistent with Recent Transactions

	Deal Value ($ billions)	Market Premium	Price / Book Value	Price / Tangible Book Value	Price to Estimated Earnings	Premium to Core Deposits
PNC / Mercantile (1)	$5.99	28%	2.62x	3.84x	19.9x	40%
Bank and Thrift Deals(2)(3)	$1.90	25%	2.51x	3.79x	17.0x	31%
Wachovia/ SouthTrust (3)	$14.37	31%	3.07x	3.73x	18.4x	39%
SunTrust/ Nat'l Commerce (3)	$7.43	24%	2.50x	4.51x	18.8x	48%

(1) Mercantile price reflects market closing price of $36.78 on 10/6/06; estimated earnings represent Mercantile 2006 IBES consensus estimates; Mercantile book value and tangible book value are as of June 30, 2006.

(2) Reflects median of bank and thrift deals announced after 1/1/04 with deal value between $1 and $10 billion, listed in Appendix.

(3) Source: SNL DataSource. Ratios at date of deal announcement.

13

PNC

EPS Impact Based on Conservative Financial Assumptions

EPS assumptions          IBES consensus estimates for 2007 and 2008
Cost savings             $108 million - 33% in 2007, 100% in 2008
                         Equals 25% of Mercantile's 2006 annualized expense base
PNC synergies and
cost savings             $27 million
One-time costs           $141 million after-tax
Financing costs          Financing costs on cash consideration and one-time costs
                         at 5.75% pre-tax cost of funds
Targeted capital ratios  Tangible equity to tangible asset 5.5%

                                                Estimated EPS Impact
                -------------------
                                                    2007      2008
             ----       ----
PNC and Mercantile proforma combined (1)            $5.61     $6.42
PNC consensus                                       $5.68     $6.39
PNC GAAP accretion/(dilution)                      ($0.07)    $0.03
PNC cash accretion/(dilution)          $0.01    $0.11

(1)  Excludes estimated one-time costs of $44 million after-tax and is reconciled to GAAP in the Appendix

                                       14                               PNC

Transaction Should Provide Solid Returns to PNC Shareholders

Returns Well in Excess of Share Repurchases and Cost of Equity

$ millions	Closing	2007	2008	2009	2010	2011
Aggregate offer value	($5,992)					
After-tax one-time cash costs		($141)				
Cash flow from income		283	$364	$394	$427	$463
Expense savings		28	85	85	85	85
Excess Mercantile capital (1)	777					
Capital for asset expansion (1)		(68)	(70)	(75)	(80)	(85)
Terminal value (14x)						8,164
Incremental cash flow	($5,215)	$102	$379	$404	$432	$8,627
Estimated IRR	14.8%					

After-tax one-time cash costs, cash flow from income, expense savings, excess Mercantile capital and capital for asset expansion are based on PNC management estimates after completing due diligence and includes estimated purchase accounting adjustments.

(1) Excess Mercantile capital over assumed 5.5% tangible common ratio

15

PNC

Summary

>    Creating powerhouse banking franchise in one of the nation's most attractive regions

>    Meets PNC's acquisition objectives

>    Meaningful opportunities for value creation by leveraging PNC and
     Mercantile's strengths

                                       16                               PNC

Additional Information About This Transaction

The PNC Financial Services Group, Inc. and Mercantile Bankshares Corporation
will be filing a proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission
(the "SEC"). WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY
OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR
INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's web site (www.sec.gov). In addition, documents filed with the SEC by The PNC Financial Services Group, Inc. will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the
SEC by Mercantile Bankshares will be available free of charge from Mercantile
Bankshares Corporation, 2 Hopkins Plaza, P.O. Box 1477, Baltimore, MD 21203,
Attention: Investor Relations.

The directors, executive officers, and certain other members of management and employees of Mercantile Bankshares are participants in the solicitation of proxies in favor of the merger from the shareholders of Mercantile Bankshares.
Information about the directors, and executive officers of Mercantile Bankshares is set forth in the proxy statement for its 2006 annual meeting of stockholders, which was filed with the SEC on March 29, 2006. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

                                       17                               PNC

                                    Appendix

                                                                      PNC

Combined Balance Sheet                                               Appendix
                                                                     --------

As of June 30, 2006
$ billions                       PNC     Mercantile      Combined
         -----   ----------      --------
Loans                            $49.9    $11.9           $61.8
Securities                        21.7      3.1            24.8
Total assets                      94.9     17.0           111.9
Noninterest bearing deposits      14.4      3.4            17.8
Total deposits                    63.5     12.4            75.9
Loans to deposits                  80%      98%             82%

Excludes purchase accounting adjustments

                                       19                               PNC

Combined Income Statement                                            Appendix
                                                                     --------
For the Six Months Ended June 30, 2006

$ millions                       PNC             Mercantile      Combined
                                 ---             ----------      --------
Revenue
Net interest income - FTE        $1,125            $323            $1,448
Noninterest income                2,415             125             2,540
                                  -----             ---             -----
   Total revenue                 $3,540            $448            $3,988
Provision for credit losses         $66              $0               $66
Net income                         $735            $144              $879
Net interest margin               2.93%           4.34%             3.16%

Excludes purchase accounting adjustments

                                       20                               PNC

One-Time Expenses                                                     Appendix
                                                                      --------
Estimated One-Time Costs to be Expensed During 2007

$ millions

Customer communications                         $13
Signage                                          12
Technology / contract termination / buyouts      11
Training                                          9
Personnel / retention                             8
State taxes                                       7
Travel / other                                   12
                                                ---
Total pretax charges                            $71
                                                ===
After-tax expense                               $44
                                                ===

Total one-time costs of $141 million after tax comprised of $44 million expensed during 2007 and $97 million accrued through purchase accounting

                                       21                               PNC

Bank and Thrift Acquisitions                                             Appendix
                                                                         --------
Bank and Thrift Deals Announced After 1/1/04 with Deal Value Between $1 Billion and $10 Billion

Buyer                            Seller
-----                            ------
National City                    Fidelity BankShares Inc.
National City                    Harbor Florida Bankshares Inc.
Citizens Banking Corp.           Republic Bancorp Inc.
Banco Bilboa Vizcaya Argent SA   Texas Regional Bancshares Inc.
Sovereign Bancorp Inc.           Independence Community Bank
Wachovia Corp.                   Westcorp
TD Banknorth                     Hudson United Bancorp
Zions Bancorp                    Amegy Bancorp Inc.
BNP Paribus Group                Commercial Federal Corp.
Capital One Financial            Hibernia Corp.
TD Banknorth Financial           Banknorth Group Inc.
Fifth Third Bancorp              First National Bankshares of FL
SunTrust Banks Inc.              National Commerce Financial Corp.
BNP Paribus Group                Community First Bankshares
National City Corp.              Provident Financial Group Inc.
North Fork Bancorp               GreenPoint Financial Corp.
Sovereign Bancorp Inc.           Seacoast Financial Services

                                       22                               PNC

Non-GAAP to GAAP Reconcilement

Appendix

PNC and Mercantile Proforma Combined EPS

$ millions	2007	2008
PNC projected net income (1)	$1,637	$1,793
Mercantile projected net income (1)	279	360
Proforma combined net income	1,916	2,153
Adjustments (after-tax)		
Synergies	28	85
Purchase accounting adjustments	14	7
Other	(95)	(119)
Net adjustments	(53)	(27)
Adjusted proforma combined net income	$1,863	$2,126
One-time expenses	44	
Adjusted proforma net income w/ one-time expenses	$1,819	
PNC shares outstanding (millions)	288.2	280.6
Proforma shares outstanding (millions)	331.9	330.9
PNC projected EPS	$5.68	$6.39
Proforma combined EPS (excluding one-time expenses)	5.61	6.42
Accretion/(dilution)	($0.07)	$0.03

(1) Based on EBIS consensus estimates

23

PNC